SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                  --------------------------------------------


                                 FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the

                      SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of earliest event reported)
                             September 1, 1995


                          U.S. Trust Corporation
                          ----------------------
          (Exact name of registrant as specified in its charter)


   New York             0-20469                       13-3818952
- --------------        ------------                -------------------
(State or other       (Commission                  (I.R.S. Employer
jurisdiction of       File Number)                Identification No.)
incorporation)

114 West 47th Street, New York, New York               10036-1532
- ----------------------------------------               ----------
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number,
including area code:  (212) 852-1000
                      --------------


                       New USTC Holdings Corporation
                -------------------------------------------
                (Former Name, if changed since last report)


                            Page 1 of 3 pages.







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Item 2.  Acquisition or Disposition of Assets
- -------  ------------------------------------

          In connection with the Agreement and Plan of Merger dated November 18, 1994 (the "Merger Agreement"), between The Chase Manhattan Corporation ("Chase") and U.S. Trust Corporation ("old U.S. Trust"), old U.S. Trust has consummated the sale of its institutional custody, mutual funds servicing and unit trust businesses (collectively, the "Chase Acquired Businesses") to Chase for $363.5 million in Chase common stock.

          Old U.S. Trust effected the sale of the Chase Acquired Businesses in a two-step transaction. First, on September 1, 1995, old U.S. Trust distributed (the "Distribution") to its shareholders of record on the close of business on September 1 all of the shares of its wholly owned subsidiary, New USTC Holdings Corporation (thereafter renamed "U.S. Trust Corporation" and referred to herein as "new U.S. Trust"), then holding all of the assets and liabilities of old U.S. Trust's asset management, private banking, special fiduciary and corporate trust businesses (collectively, the "Core Businesses"). In the Distribution, old U.S. Trust shareholders received shares in new U.S. Trust on a share-for-share basis. The Distribution was effected pursuant to an Agreement and Plan of Distribution (the "Distribution Agreement") between old U.S. Trust, new U.S. Trust, old United States Trust Company of New York ("old USTNY") and New U.S. Trust Company of New York (thereafter renamed "United States Trust Company of New York" and referred to herein as "new USTNY") and a Contribution and Assumption Agreement (the "Contribution Agreement") between old USTNY and new USTNY.

          Second, on September 2, 1995, following the Distribution, old U.S. Trust, then holding only the assets and certain of the liabilities relating to the Chase Acquired Businesses, was merged with and into Chase. In addition, immediately prior to the merger, old U.S. Trust and Chase executed a Tax Allocation Agreement (the "Tax Allocation Agreement"), providing for certain tax indemnities, and a Post Closing Covenants Agreement (the "Post Closing Covenants Agreement"), providing for indemnities relating to the Chase Acquired Businesses and a non-compete agreement by new U.S. Trust with respect to conducting operations in competition with the Chase Acquired Businesses.

          The Merger Agreement, the Distribution Agreement, the
Contribution Agreement, the Post Closing Covenants Agreement and the Tax Allocation Agreement are Exhibits to the Registration Statement on Form 10 of new U.S. Trust dated February 10, 1995, and are incorporated herein by reference in their entirety.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   U.S. TRUST CORPORATION
                                         (Registrant)



                                   /s/ Richard E. Brinkmann
                                   ---------------------------
                                   Richard E. Brinkmann
                                   Senior Vice President and
                                   Comptroller

Dated:  September 7, 1995